Commitments	12 Months Ended
Jun. 30, 2021
Commitments [Abstract]
Commitments

14. Commitments

a.	Capital commitments

The Group did not have any commitments for future capital expenditure outstanding as of June 30, 2021 and June 30, 2020.

b.	Purchase commitments

In December 2019, the Group commenced production under its manufacturing service agreement with Lonza for the supply of commercial product for the potential approval and launch of remestemcel-L for the treatment of pediatric SR-aGVHD in the US market. As a result of receiving the Complete Response Letter from the FDA on the BLA for remestemcel-L on September 30, 2020, in March 2021 the Group entered an agreement to reduce the remaining minimum financial commitment of its manufacturing service with Lonza through to November 2021, with an option to extend the non-cancellable term to June 2024 at the Group’s discretion. In June 2021, the Group exercised the option to extend the non-cancellable term of this agreement to June 2024.

  This agreement contains lease and non-lease components. As of June 30, 2021, the agreement contains a minimum remaining financial commitment of the non-lease component of $24.0 million, payable until June 2024. The Group has accounted for the lease component within the agreement as a lease liability separately from the non-lease components. As of June 30, 2021, the lease component is $5.0 million on an undiscounted basis, as disclosed within the total contractual cash flows as lease liabilities in Note 10(c).

The group have agreements with third parties related to contract manufacturing and other goods and services. As of June 30, 2021, the Group had $9.6 million of non-cancellable purchase commitments related to raw materials, manufacturing agreements and other goods and services, which are expected to be paid through 2022. This amount represents our minimum contractual obligations, including termination fees. Certain agreements provide for termination rights subject to termination fees. Under such agreement, the Group are contractually obligated to make certain payments, mainly, to reimburse them for their unrecoverable outlays incurred prior to cancellation.

The Group did not have any other purchase commitments as of June 30, 2021.